                                                                    EXHIBIT 99.2


DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER: 01-10959 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ EDDIE J. PUSTIZZI
--------------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER: 01-10959 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED




                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to January Monthly Operating Report

Summary
Great Ocean Cruise Line, LLC                                      Attachment 1


                                                                       Unaudited

                SUMMARY OF BANK, INVESTMENT & PETTY CASH ACCOUNTS
                         GREAT OCEAN CRUISE LINE, L.L.C.
                             CASE NO: 01-10959 (JWV)
                           FOR MONTH OF JANUARY, 2003


                                       Balances
                            -------------------------------  Receipts &         Bank
                                Opening        Closing       Disbursements      Statements        Account
Account                     as of 01/01/03  as of 01/31/03   Included           Included          Reconciled
-------                     --------------  --------------   --------           --------          ----------
Mississippi Queen Steamer              0.00           0.00   No -               No -              No -
Hibernia                                                     Account Closed     Account Closed    Account Closed
Account # - 812-502-719

Mississippi Queen                      0.00           0.00   No - No            Not A Bank        No - No
Petty Cash                                                   Activity           Account           Activity


                                                                    Attachment 2

                            RECEIPTS & DISBURSEMENTS
                         GREAT OCEAN CRUISE LINE, L.L.C.
                             CASE NO: 01-10959 (JWV)
                           FOR MONTH OF JANUARY, 2003

Great Ocean Cruise Line, LLC
Attach 2


             No Receipts Or Disbursements Due To All Accounts Closed

                                                                    Attachment 3

                  CONCENTRATION & INVESTMENT ACCOUNT STATEMENTS
                         GREAT OCEAN CRUISE LINE, L.L.C.
                            CASE NO: 01-10959 (JWV)
                           FOR MONTH OF JANUARY, 2003
Summary
Great Ocean Cruise Line, LLC
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 12-FEB-03 15:50:52
INCOMESTATEMENT - ATTACHMENT 4                    Page: 1
Current Period: JAN-03

currency USD
Company=21 (MISSISSIPPI QUEEN)
                                                    PTD-Actual
                                                     31-Jan-03
                                                  ---------------
Revenue
Gross Revenue                                                0.00
Allowances                                                   0.00
                                                  ----------------
Net Revenue                                                  0.00

Operating Expenses
Air                                                          0.00
Hotel                                                        0.00
Commissions                                                  0.00
Onboard Expenses                                          (860.00)
Passenger Expenses                                       8,260.82
Vessel Expenses                                              0.00
Layup/Drydock Expense                                        0.00
Vessel Insurance                                         6,879.65
                                                  ----------------
Total Operating Expenses                                14,280.47
                                                  ----------------
Gross Profit                                           (14,280.47)

SG&A Expenses
Sales & Marketing                                            0.00
Start-Up Costs                                               0.00
                                                  ----------------
Total SG&A Expenses                                          0.00
                                                  ----------------
EBITDA                                                 (14,280.47)

Depreciation                                                 0.00
                                                  ----------------
Operating Income                                       (14,280.47)

Other Expense/(Income)
Interest Income                                              0.00
Equity in Earnings for Sub                                   0.00
Reorganization expenses                                      0.00
                                                  ----------------
Total Other Expense/(Income)                                 0.00
                                                  ----------------
Net Pretax Income/(Loss)                               (14,280.47)

Income Tax Expense                                           0.00
                                                  ----------------
Net Income/(Loss)                                      (14,280.47)
                                                  ================

AMCV US SET OF BOOKS                                   Date: 12-FEB-03 15:58:47
BALANCE SHEET - ATTACHMENT 5                           Page: 1
Current Period: JAN-03

currency USD
Company=21 (MISSISSIPPI QUEEN)

                                    YTD-Actual         YTD-Actual
                                    31-Jan-03          22-Oct-01
                                   -------------     -------------
ASSETS

Cash and Equivalent                         0.00         91,427.94

Restricted Cash                             0.00              0.00

Accounts Receivable                         0.00         61,448.42

Inventories                                 0.00        387,173.50

Prepaid Expenses                            0.00          9,438.70

Other Current Assets                        0.00        (14,555.00)
                                   -------------     -------------
Total Current Assets                        0.00        534,933.56


Fixed Assets                                0.00     32,530,486.54

Accumulated Depreciation                    0.00    (22,994,750.57)
                                   -------------     -------------
Net Fixed Assets                            0.00      9,535,735.97


Net Goodwill                                0.00              0.00

Intercompany Due To/From           21,301,141.93     19,836,574.32

Net Deferred Financing Fees                 0.00              0.00

Net Investment in Subsidiaries              0.00              0.00
                                   -------------     -------------
Total Other Assets                 21,301,141.93     19,836,574.32
                                   -------------     -------------
Total Assets                       21,301,141.93     29,907,243.85
                                   =============     =============

AMCV US SET OF BOOKS                                   Date: 12-FEB-03 15:58:47
BALANCE SHEET - ATTACHMENT 5                           Page: 2
Current Period: JAN-03

currency USD
Company=21 (MISSISSIPPI QUEEN)


                                       YTD-Actual          YTD-Actual
                                       31-Jan-03           22-Oct-01
                                      -------------      -------------
LIABILITIES

Accounts Payable                               0.00           9,423.11

Accrued Liabilities                            0.00         935,232.90

Deposits                                       0.00               0.00
                                      -------------      -------------
Total Current Liabilities                      0.00         944,656.01


Long Term Debt                                 0.00               0.00

Other Long Term Liabilities                    0.00               0.00
                                      -------------      -------------
Total Liabilities                              0.00         944,656.01


Liabilities Subject to Compromise      2,296,086.22       2,827,647.41


OWNER'S EQUITY

Common Stock                                   0.00               0.00

Add'l Paid In Capital                  4,571,000.00       4,571,000.00

Current Net Income (Loss)                (14,280.47)       (984,131.23)

Retained Earnings                     14,448,336.18      22,548,071.66
                                      -------------      -------------
Total Owner's Equity                  19,005,055.71      26,134,940.43
                                      -------------      -------------
Total Liabilities & Equity            21,301,141.93      29,907,243.85
                                      =============      =============

Great Ocean Cruise Line, LLC                                     01-10959 (JWV)

                                  ATTACHMENT 6
                    SUMMARY LIST OF DUE TO/DUE FROM ACCOUNTS
                      FOR THE MONTH ENDED JANUARY 31, 2003


                                                         Beginning                                               Ending
Affiliate Name                           Case Number      Balance                 Debits         Credits         Balance
--------------                           -----------      -------                 ------         -------         -------
American Classic Voyages Co.              01-10954     29,579,572.10                 --                --     29,579,572.10
AMCV Cruise Operations, Inc.              01-10967    (22,093,131.96)                --                --    (22,093,131.96)
The Delta Queen Steamboat Co.             01-10970     17,249,244.86             860.00         15,140.47     17,234,964.39
DQSB II, Inc.                             01-10974           (877.52)                --                --           (877.52)
Great AQ Steamboat, L.L.C                 01-10960         14,507.47                 --                --         14,507.47
Great Pacific NW Cruise Line, L.L.C       01-10977         10,219.55                 --                --         10,219.55
Great River Cruise Line, L.L.C            01-10963       (503,950.75)                --                --       (503,950.75)
Cruise America Travel, Incorporated       01-10966     (2,953,907.27)                --                --     (2,953,907.27)
Delta Queen Coastal Voyages, L.L.C        01-10964         85,950.95                 --                --         85,950.95
Cape Cod Light, L.L.C                     01-10962          4,980.00                 --                --          4,980.00
Cape May Light, L.L.C                     01-10961          1,844.01                 --                --          1,844.01
Project America, Inc.                     N/A              (4,475.20)                --                --         (4,475.20)
Great Hawaiian Cruise Line, Inc.          01-10975        (37,394.43)                --                --        (37,394.43)
Great Hawaiian Properties Corporation     01-10971        (34,964.32)                --                --        (34,964.32)
Great Independence Ship Co.               01-10969         (2,195.09)                --                --         (2,195.09)
                                                       -------------             ------         ---------     -------------
                                                       21,315,422.40             860.00         15,140.47     21,301,141.93
                                                       =============             ======         =========     =============

                         Great Ocean Cruise Line, L.L.C.
                                 01-10959 (JWV)




                            Accounts Receivable Aging
                             As of January 31, 2003







                                  Attachment 7


                                 Not Applicable

                         Great Ocean Cruise Line, L.L.C.
                                 01-10959 (JWV)




                             Accounts Payable Detail
                             As of January 31, 2003







                                  Attachment 8


                                 Not Applicable

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER: 01-10959 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.